Exhibit 99.1

Investor Presentation
Investor Presentation
June 2011
June 2011
www.evgenergy.com
www.evgenergy.com

Safe Harbor Statement

Statements in this presentation that relate to future plans or projected results of Evergreen
Energy Inc. are "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933, as amended by the Private Securities Litigation Reform Act of 1995 (the
"PSLRA"), and Section 21E of the Securities Exchange Act of 1934, as amended by the PSLRA, and all such statements fall under the "safe harbor" provisions of the PSLRA. Our actual results may vary materially from those described in any "forward-looking statement" due to, among other possible reasons, the realization of any one or more of the risk factors described in our annual or quarterly reports, or in any of our other filings with the Securities and
Exchange Commission. Readers of this presentation are encouraged to study all of our filings with the Securities and Exchange Commission. Our ability to execute our business plan and develop the K-Fuel® or GreenCert™ technologies, and the successful development and operation of the SCH venture may be adversely impacted by unfavorable decisions in pending litigation, the inability to raise sufficient additional capital in a timely manner to pursue the development of the technology or the development and operation of the SCH venture, unsuccessful exploratory activities with respect to the identified SCH coal deposits, the inability to successfully apply the K-Fuel technology to SCH’s coal deposits, the inability of
SCH to obtain regulatory approval for its activities, and/or adverse conditions for the marketing and sale of upgraded coal. Readers of this presentation are cautioned not to put undue reliance on forward-looking statements.
Statements in this presentation that relate to future plans or projected results of Evergreen
Energy Inc. are "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933, as amended by the Private Securities Litigation Reform Act of 1995 (the
"PSLRA"), and Section 21E of the Securities Exchange Act of 1934, as amended by the PSLRA, and all such statements fall under the "safe harbor" provisions of the PSLRA. Our actual results may vary materially from those described in any "forward-looking statement" due to, among other possible reasons, the realization of any one or more of the risk factors described in our annual or quarterly reports, or in any of our other filings with the Securities and
Exchange Commission. Readers of this presentation are encouraged to study all of our filings with the Securities and Exchange Commission. Our ability to execute our business plan and develop the K-Fuel® or GreenCert™ technologies, and the successful development and operation of the SCH venture may be adversely impacted by unfavorable decisions in pending litigation, the inability to raise sufficient additional capital in a timely manner to pursue the development of the technology or the development and operation of the SCH venture, unsuccessful exploratory activities with respect to the identified SCH coal deposits, the inability to successfully apply the K-Fuel technology to SCH’s coal deposits, the inability of
SCH to obtain regulatory approval for its activities, and/or adverse conditions for the marketing and sale of upgraded coal. Readers of this presentation are cautioned not to put undue reliance on forward-looking statements.

Raw
Engineering and Mining Experiment Station
South Dakota School of Mines and Technology
K-Fuel
Engineering and Mining Experiment Station
South Dakota School of Mines and Technology

EverGreen energy inc

Introduction
Introduction
Formed in 1984 and headquartered in Denver, CO, Evergreen Energy Inc.
is the leading innovator in coal upgrading technology.
Formed in 1984 and headquartered in Denver, CO, Evergreen Energy Inc.
is the leading innovator in coal upgrading technology.
Evergreen’s proprietary K-Fuel® process is engineered to upgrade the world’s abundant reserves of lignite and sub-bituminous coals using heat and pressure, thus transforming the low quality feedstocks into a solid fuel with higher heating value (Btu/lb or Kcal/kg) while reducing emissions.
Evergreen’s proprietary K-Fuel® process is engineered to upgrade the world’s abundant reserves of lignite and sub-bituminous coals using heat and pressure, thus transforming the low quality feedstocks into a solid fuel with higher heating value (Btu/lb or Kcal/kg) while reducing emissions.

Introduction Continued
Introduction Continued
Evergreen and Australia based WPG Resources recently formed a joint venture with WPG Resources named Southern Coal Holdings (SCH), which will be based in Australia and will provide Evergreen with the necessary coal resources to support one or more 1 million ton per year (mtpy) K-
Fuel® plants with a maximum K-Fuel® production cap at 15 mtpy.
Evergreen and Australia based WPG Resources recently formed a joint venture with WPG Resources named Southern Coal Holdings (SCH), which will be based in Australia and will provide Evergreen with the necessary coal resources to support one or more 1 million ton per year (mtpy) K-
Fuel® plants with a maximum K-Fuel® production cap at 15 mtpy.
As global coal consumption is expected to increase by 1.6% per year on average for the next 25 years1, the Chairman & CEO of Peabody Energy,
Gregory Boyce, recently said: “We’re in a super cycle for coal in the globe today. We think that’s going to [last] for two, three or four decades.”
As global coal consumption is expected to increase by 1.6% per year on average for the next 25 years1, the Chairman & CEO of Peabody Energy,
Gregory Boyce, recently said: “We’re in a super cycle for coal in the globe today. We think that’s going to [last] for two, three or four decades.”
Click Link Below to view CNBC Interview with Gregory Boyce
Click Link Below to view CNBC Interview with Gregory Boyce
http://www.executiveinterviews.net/players/mini/default.asp?order=U13895
http://www.executiveinterviews.net/players/mini/default.asp?order=U13895
For Evergreen and its partners, the timing and future has never been so bright.
For Evergreen and its partners, the timing and future has never been so bright.
1 EIA international Energy Outlook 2010
1 EIA international Energy Outlook 2010

Evergreen's Coal Group Structure

EverGreen energy inc

EverGreen energy inc

International Operations
K-Fuel®
Engineering,
NA Marketing
(Denver, CO)
Technology
Center
(Gillette, WY)
London Office
Asia Pacific
Marketing
(Singapore)
Southern Coal
Holdings Pty Ltd
Australia
(50% interest)
Evergreen-China
Energy Technology,
Co. Ltd.
(30% interest)
USA Operations

K-Fuel® Process
K-Fuel® Process

K-Fuel® Business Summary
 ▪ K-Fuel® is a patented coal technology that upgrades low value sub-bituminous, lignite and brown coals to high ranking thermal coal quality. For example, PRB sub-bituminous coal from 8,000-
 8,800 BTU/lb upgrading to 10,200-10,800 Btu/lb or Australian lignite from ~6,500 Btu/lb to 10,200
 Btu/lb or ~3,600 kcal/kg to ~5,700 kcal/kg.
 ▪ The proven technology creates a large market for the massive low-rank, low heating value coal resources that exist globally, some of which have not been economical to mine. Through the
 K-Fuel® process, this coal becomes an economic and saleable product available to power plants.
 ▪ Evergreen is acquiring the resources and has established the timeline for moving into full commercial production to realize value from the deployment of the K-Fuel® process to upgrade low-ranked quality coal reserves, including Powder River Basin sub-bituminous coals.
 ▪ Recent financial and corporate developments enable management to refocus on building the company and further technological refinement.
 ▪ New management has the experience, direction and resources available to commercialize K-
 Fuel® around the globe.

Evergreen Energy’s K-Fuel® is a proven coal upgrading process that is market-
ready and can be deployed in a large and addressable, growing global market

Expected Increase in Seaborne Thermal Demand 2010 – 2015

200
160
120
80
40
0
Tonnes in Millions
2010
2015
India
125%-175%
China
5%-25%
Other
Pacific
~20%
Atlantic
~25%

Expected Increase in Seaborne Thermal Supply 2010 – 2015

200
160
120
80
40
0
Tonnes in Millions
2010
2015
50-75
Million
Tonne
Shortfall
Other
Colombia
S. Africa
Russia
Indonesia
15%-25%
Australia
30%-60%

 ▪ Coal upgrading technologies are becoming increasingly
 relevant as the supply of low moisture high rank thermal
 coals are in decline in North America and Asia.
 ▪ Approximately 465 billion tons of coal or 47% of world’s
 reserves are sub-bituminous, lignite and brown coals,
 which are of limited use without being upgraded. The K-
 Fuel® process of upgrading low value coal allows EEE to
 take advantage of the significant price arbitrage
 opportunity.
 ▪ Given the vast amount of sub-bituminous resources in
 these key markets, EEE has only begun to capitalize on
 commercialization of its technology. This translates to a
 massive potential upside from a full commercial roll-out.
 ▪ Global demand for thermal coal is driven by a major new
 global build out of coal generation capacity. This
 phenomenon is not restricted to Asia.

Value Proposition - The Global Opportunity
Source: Peabody

Potential EBITDA (US$m)
1000
800
600
400
200
0
194
388
582
776
5
10
15
20
Production (Mtpa)

Historical Coal Prices US$ 2006-11
FOB Newcastle 6700kcal/kg
FOB Richards Bay 6000kcal/kg
Powder River Basin 2217kcal/kg
Price Spread

EverGreen energy inc

Value Proposition - The Economic Opportunity
▪ K-Fuel® upgrades low rank coal reserves
 and helps take advantage of the price
 spread that exists between low rank and
 high rank coal prices.
▪ An installed production capacity of just
 5MMtpa could yield an approximate EBITDA
 over $190 million - an extremely compelling
 value proposition.
Value Increase per metric ton (tonne) of upgraded coal sensitivity table (i)
Selling value of Upgraded Coal	Value increase/tonne at cost of
	$10.00	$12.00	$14.00
US$50	$22.00	$18.80	$15.70
US$60	$32.00	$28.80	$25.70
US$70	$42.00	$38.80	$35.70
US$80	$52.00	$48.80	$45.70
US$90	$62.00	$58.80	$55.70

(i). Based on the hypothetical K-Fuel® forecast for Indonesian Coal
Source: Bloomberg

Coal Feed
Coal Lock
Coal Processor
Product Lock
Non-Condensable Gas
Cooling Water In
Vent Condenser
Cooling Water Out
Steam From Boiler
Reboiler
Steam Condensate
Process Water To Treatment
Rotary Cooler
Product Cooling
K-Fuel®

EverGreen energy inc

K-Fuel® Process
 ▪ The K-Fuel® process was developed at
 Stanford Research Institute by Edward
 Koppelman. Over the last 20+ years, extensive
 research and development, together with pilot
 and commercial scale facility design,
 construction and operation have resulted in a
 robust and validated technological process.
 ▪ The patented process involves the heating and
 pressurization of low value coals, the
 irreversible removal of the water content, and
 converting the product into a higher energy
 K-Fuel® product.
 ▪ A 750,000 tpa K-Fuel® commercial plant and
 testing labs in Gillette Wyoming processed and
 tested over 60 low rank coal feed stocks and
 demonstrated substantial heat value increases.
 ▪ Coal feed stocks were tested and upgraded
 from dozens of sources, including coals from
 Inner Mongolia, Indonesia, Russia and the US.
 ▪ Test burns of K-Fuel® at multiple US power
 generation facilities validate combustion
 benefits.

Schematic Overview of the K-Fuel® Process

Southern Coal Holdings
Southern Coal Holdings
Evergreen Energy’s Strategic Joint Venture
with WPG Resources
Evergreen Energy’s Strategic Joint Venture
with WPG Resources

EverGreen energy inc

WPG Resources Ltd

EverGreen energy inc

Southern Coal Holdings Structure

Southern Coal Holdings
Southern Coal Holdings
Incorporated in Australia
Incorporated in Australia
50%
50%
50%
50%
▪ NYSE Arca under symbol: EEE
▪ NYSE Arca under symbol: EEE
▪ Shares outstanding: 25,701,845
▪ Shares outstanding: 25,701,845
▪ Share Price June 10 - $1.96
▪ Share Price June 10 - $1.96
▪ Market Cap: $50,375,616
▪ Market Cap: $50,375,616
▪ 52 Week Range: $0.52 - $4.98
▪ 52 Week Range: $0.52 - $4.98
▪ ASX Listed: WPG
▪ ASX Listed: WPG
▪ Shares outstanding: 268,500,000
▪ Shares outstanding: 268,500,000
▪ Share Price June 10 - $0.76
▪ Share Price June 10 - $0.76
▪ Market Cap: $204,060,000
▪ Market Cap: $204,060,000
▪ 52 Week Range: $0.50 - $1.06
▪ 52 Week Range: $0.50 - $1.06

 ▪ On June 9, 2011, Evergreen and WPG announced the completion of the venture known as Southern Coal Holdings (SCH), which is equally owned by WPG and Evergreen.
 ▪ SCH owns coal resources in South Australia, the most important of which are Penrhyn (sub-bituminous), and Lochiel North (lignite). SCH is the exclusive licensor of Evergreen’s coal upgrading technology in
 Australia.
 ▪ SCH will use the K-Fuel® process to upgrade its low rank coal assets for domestic and international markets.
 ▪ SCH’s K-Fuel® license includes the right to identify and upgrade other AU coal resources and is not limited to its current portfolio.

Southern Coal Holdings:
A Strategic Joint Venture

Southern Coal Holdings:
A Strategic Joint Venture
 Bob Duffin WPG Chairman - June 10, 2011
 ▪ “WPG conducted extensive due diligence on the upgrading  sector prior to the selection of Evergreen’s K-fuel process.”
 ▪ “WPG has no doubt that the process works at both the laboratory and production plant scale, and is capable of achieving a significant increase in calorific value and reduction in greenhouse gasses when applied to sub-bituminous and lignite coals such as those at SCH’s
 Penrhyn and Lochiel North project areas”

Ilyas Khan Chairman of EEE (left) and Bob Duffin Chairman of WPG
Ilyas Khan Chairman of EEE (left) and Bob Duffin Chairman of WPG
Sign Definitive Agreement in Denver, June 2011
Sign Definitive Agreement in Denver, June 2011

129°
141°
-26°
NORTHERN TERRITORY
WESTERN AUSTRALIA
NEW SOUTH WALES
VICTORIA
N
Coober Pedy
Cairn Hill
Peculiar Knob
Prominent Hill
Challenger
Perfection Well
Olympic Dam
Woomera
Pidinga
GAWLER
CRATON
Port Pirie
Lochiel North
Adelaide
Reference
Coal Project
Highway
Railway Line
Kilometres

EverGreen energy inc

SCH Penrhyn and Lochiel North Coal Projects

Penrhyn Coal Project
Permian semi-bituminous coal in the Arckaringa Basin
 Resource:
 Sub-Bituminous Coal resource of 200 - 300 mt
 Project Update:
 • WPG is mid way through a drilling program aimed at
 outlining 200 mt Inferred Coal Resource
 • Results to date are encouraging
Lochiel North Coal Project
Lignite coal Project in Northern St. Vincent Basin
 Inferred Coal Resource
 Lignite resource of approximately 270 mt
 Project Update:

Penrhyn is viewed as domestic power station coal or export
coal after upgrading using clean coal technology provided
by Evergreen Energy
 Lochiel North is viewed as domestic power station coal or
 export coal after upgrading using clean coal technology
 provided by Evergreen Energy

Click Link to View K-Fuel® Animation

http://www.evgenergy.com/k-fuel/animations/

16

EverGreen energy inc

K-Fuel® is a value-added product
 ▪ K-Fuel® upgrading technology processes low quality sub-bituminous coal resulting in:
 ▪ Higher energy value - Demonstrated to increase the efficiency and heating value of sub-bituminous, lignite and brown coals by 30% on average, accomplished by decreasing equilibrium moisture content by 50%
 ▪ Higher economic value - Allows product to compete with bituminous coals and makes low rank coal marketable
 ▪ Physically and chemically stable product - Handled/transported as the feed coal
 ▪ Significantly reduced transport costs - Reduced moisture content can lead to lower transportation costs
 ▪ More environmentally friendly product - More efficient burning could lead to lower carbon emissions, and in particular reduced Hg, SO2 and NOx
 ▪ The consequence is that a significantly large number of low quality, high moisture coal deposits worldwide become economically viable and more environmentally friendly